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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-04889

H&Q Healthcare Investors
(Exact name of registrant as specified in charter)

2 Liberty Square, 9th Floor, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

2 Liberty Square, 9th Floor, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2011 to September 30, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

H&Q HEALTHCARE INVESTORS

Annual Report

  2  0  1  2

To our Shareholders:

On September 30, 2012, the net asset value (NAV) per share of the Fund was $19.20. During the twelve month period ended September 30, 2012, total return at NAV of the Fund was 44.01%, with distributions reinvested. During the most recent six month period ended September 30, 2012, total return at NAV of the Fund was 11.98%, with distributions reinvested. The total investment return at market with distributions reinvested was 51.43% during the twelve month period ended September 30, 2012 and 16.19% during the six month period ended September 30, 2012. Thus, market performance of the Fund slightly exceeded that of the NASDAQ Biotech Index (NBI) for the six month period. However, the Fund's market return fell short of the NBI's return for the twelve month period. The Fund NAV underperformed the NBI for both the fiscal year and six month periods. Both the Fund's NAV and the NBI outperformed the broad S&P 500 Index in both periods. Comparisons to the relevant indices are listed below.

Investment Returns	Six Months Ended 9/30/12	Year Ended 9/30/12
Investment Return at Market	16.19%	51.43%
Net Asset Value	11.98%	44.01%
NASDAQ Biotech Index	16.15%	53.73%
S&P 500 Index	3.42%	30.21%

Portfolio Highlights

The assets of H&Q Healthcare Investors are generally invested in the stocks of small and mid sized biotechnology and other healthcare related companies. Typically the majority of the Fund's assets are invested in the stocks of restricted assets (including venture backed companies, PIPEs and related entities) and public biotechnology related companies. In general, while the Fund can invest in earlier stage companies, often invests in mid to late clinical stage companies that are expected to or have received regulatory approval to market their products and/or services. At times the Fund takes positions in the stocks of multinational pharmaceutical companies, large health maintenance organizations and/or hospitals, though the aggregate investment in such companies has rarely, if ever, accounted for a majority or near majority of assets under management.

The year ending September 30, 2012 was one of the most memorable in the history of HQH and the healthcare/biotechnology sectors. In terms of return to investors, the absolute NAV and market performance was the best it has been since fiscal year 2000 and 2003, respectively. We believe this performance has resulted both from what we view as solid stock selection during the period but also note that a significant portion of the Fund's return during the fiscal year was the result of strong performance of the biotechnology sector (as represented by the NBI Index). We note that both the Fund NAV and the NBI substantially outperformed the broader S&P 500 Index in a year when equities also performed well, by historical standards.

While we are happy with the Fund's absolute performance with significant positions in Gilead Sciences, Inc., Alexion Pharmaceuticals, Inc. and Inhibitex, Inc. during the fiscal year, we note that we missed a few key events in the period under review. Namely, we were mostly not invested in Onyx Pharmaceuticals, Inc. in a period when that company received approval for a new hematologic cancer drug. We also were materially underweight in Amgen, Inc., a significant component in the NBI, when its stock price moved higher. To be frank, we did not expect Onyx's Kyprolis to be approved and did not expect strong investor response to Amgen's institution of a dividend at a time when we were not impressed with the potential of the company's pipeline or earnings potential.

The overall performance of the sector was driven by both specific factors and by investor sentiment during the fiscal year: many interesting new medicines were approved by US and ex-US regulatory agencies, a key generic biologic was approved by the FDA suggesting that the path for such approvals is now clear, the potential clinical impact of several new drugs was demonstrated in both early and late stage clinical trials, merger and acquisition activity continued, several newly approved drug products started what we expect to be significant new product launches and the Supreme Court of the United States upheld the Affordable Care Act. In short, in our view, the healthcare sector in general and the biotechnology sector in particular, experienced a year to remember. Moreover, while it is always possible to see some market consolidation in the short term, if we can keep macroeconomic factors from intervening, we think the future of healthcare is bright.

In our view, there are two keys to market performance in the healthcare and biotechnology sectors. These are, of course, demographics and new product discovery/development. We have spoken about the demographics in the past. The American population is getting older. Individuals tend to use more healthcare as they get older so demand for healthcare products and services will inevitably increase in the coming years. Moreover, the

Affordable Care Act will provide new health insurance coverage for well more than ten million individuals. With many more people getting older AND many more people covered by health insurances, it is inevitable that demand for healthcare products will increase. There will certainly be pressure to control drug and other product pricing, but so long as new differentiated products are discovered and developed, we expect demographics to drive investor sentiment toward investing in the healthcare sector in general and in biotechnology and medical technology in particular.

In terms of new product discovery and development, it appears to us that we are in the midst of a wave of new product introduction. Many small companies are developing new, differentiated products targeted at ever more patient specific diseases or conditions. Relative to more traditional drugs, it is our observation that such "personalized" medical products tend to be approved a bit more quickly and are able to command higher prices than their traditional counterparts. Medivation, Inc.'s Xtandi for use in second line prostate cancer, Onyx's Kyprolis for use in multiple myeloma and Regeneron Pharmaceuticals, Inc.'s Eylea for use in AMD and retinal vein occlusion are examples of drugs recently developed by mid-sized sponsors and approved by the FDA that have a chance to demonstrate impressive launches. We have also been impressed that the FDA has been willing to recently approve two new products, Qsymia from VIVUS, Inc. and Belviq from Arena Pharmaceuticals, Inc., to treat obesity. It has been quite a few years since any substantive new drug has been approved in this area.

Advancing behind the approvals of these new drugs, we are seeing significant new clinical development in many areas both from new and established drug developers in many new clinical areas. Probably the most notable area has been in Hepatitis C. After many years of limited options to treat Hepatitis C, there have been, in the last two or three years, at least two fundamental changes in the way this disease will be treated. Whereas five years ago relatively few hepatitis patients could achieve a "cure" with any then available therapy, there is now at least one treatment approach (using injectable drugs such as Roche's Interferon and Vertex Pharmaceuticals, Inc.'s Incivek) that can today "cure" Hepatitis C in most patients within a year. It now appears that this approach itself will soon be replaced with a regimen of two drugs, taken orally, that can "cure" the disease in much less than a year. In our view, this pace of improvement is remarkable. Though not as dramatic, we are seeing similar advancements that have the potential to improve the way we treat both common diseases (breast cancer, non small cell lung cancer, etc.) and more rare conditions (e.g., Duchene's Muscular Dystrophy, Morquio A Syndrome, Fabry's disease, Cystic Fibrosis, Paroxysmal Nocturnal Hemoglobinuria, and Atypical Hemolytic Uremic Syndrome).

Coincident with these advances, we are also seeing a continued spate of merger and acquisition (M&A) activity in multiple healthcare sectors involving relatively large companies, both from an acquirer and target company point of view. For example, Aetna, Inc. (an HMO) acquired Coventry Health Care, Inc., Health Care REIT, Inc. acquired Sunrise Senior Living, Inc., Valeant Pharmaceuticals International, Inc. (a specialty pharmaceutical company) acquired Medicis Pharmaceuticals, Inc., Thomas Property Group, Inc. (a private equity firm) acquired Par Pharmaceuticals and Hologic, Inc. (a women's health Company) acquired Gen-Probe, Inc. (a diagnostics company), all in transactions valued at greater than $2 billion. In our view, this multi-subsector M&A interest suggests that there has been and (we would say remains) interest in the healthcare sector. In our experience, healthy M&A activity tends to drive related markets higher.

The combination of new product development, increased demand for products and a healthy M&A environment makes us generally optimistic about the sector. However, we must point out two key facts that have "headline" negative news potential that could derail the sector. First, pharmaceutical product development doesn't always proceed as well. Sometimes products that the market expects to be positive catalysts don't work as expected. And second, the current macroeconomic situation both in the US and elsewhere holds the potential to distract and reverse recent stock market gains.

While there have been many positive developments in recent months, there have also been some negative surprises. Treatment of Alzheimer's disease is a good example. Within the last six months or so, two well publicized drugs which had the potential to greatly benefit Alzheimer's patients failed in late stage clinical trials. Similar clinical trial failures have occurred in the cancer and other spaces in recent months. In our experience, most often the issue is market expectation. When a drug that is generally expected to fail demonstrates a lack of efficacy in clinical trials, the market often passively accommodates such developments. However, when unexpected bad news occurs with respect to one company's product, it can sometimes have a much broader impact driving down the price of other stocks or of the sector in general. We have not seen much of this of late but it is always a possibility. Moreover, in our experience, the breadth and scope of the impact can be even greater after a sharp upward trend, such as what we observed of late in the healthcare/biotechnology sector.

With respect to macroeconomic news, we are often surprised by the impact seemingly unrelated events can have on our sector. We have seen this with recent events in the European Union (EU). We would not expect the kind of correlation we have seen in the last year or so between EU problems and the stock prices of US healthcare/biotechnology stocks. Given what we did see, we would not be surprised if news from the current US budget/taxation discussions has a significant impact on stock prices in our sector. My own view is that in the coming months there are likely to be some headlines that are perceived to be negative for the general market that may impact the healthcare and biotechnology subsectors. In the end, I expect this to be resolved reasonably but we are anticipating a volatile path to a hopefully good outcome.

Separate from our investing efforts, we feel that our efforts to narrow the Fund's discount have been successful. During the 2012 fiscal year, the Fund's discount narrowed from -8.997% to -4.375% . We are quite pleased by this result.

Investment Changes

During the year ended September 30, 2012, within the public portfolio, the Fund established positions in several companies including ACADIA Pharmaceuticals, Inc., Medivation, Inc., Regeneron Pharmaceuticals, Inc., Endo Pharmaceuticals Holdings, Inc., VIVUS, Inc., Alere, Inc., Immunogen, Inc., ARIAD Pharmaceuticals, Inc. and Covance, Inc. During the same twelve month period, the Fund exited its position in several companies including Human Genome Sciences, Inc., Express Scripts, Inc., Gen-Probe, Inc., PerkinElmer, Inc., Pharmasset, Inc., Medco Health Solutions, Inc., Kinetic Concepts, Inc. and Zimmer Holdings, Inc.

During the same twelve month period, within the venture portfolio, the Fund established positions in several companies including Celladon Corporation, IlluminOss Medical, Inc., Neurovance, Inc., EBI Life Sciences, Inc. and Dynex Technologies, Inc. In addition, several previously held companies within the venture portfolio went public. These companies include, Ceres, Inc., Puma Biotechnology, Inc., and Verastem, Inc. The Fund made follow-on investments in Tibion Corporation, Inc., Palyon Medical Corporation, Euthymics Diagnostics, Inc. and CardioKinetix, Inc. The Fund wrote off its positions in Agilix Corporation and OmniSonics Medical Technologies, Inc. and exited its position in Concentric Medical, Inc.

As always, if you have questions, please feel free to call us at (617) 772-8500.

Daniel R. Omstead
President

H&Q HEALTHCARE INVESTORS

LARGEST HOLDINGS BY ISSUER

(Excludes Short-Term Investments)

As of September 30, 2012

Issuer - Sector	% of Net Assets
Gilead Sciences, Inc. Biotechnologies/Biopharmaceuticals	7.2%
Regeneron Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	6.3%
Alexion Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	5.2%
Celgene Corporation Biotechnologies/Biopharmaceuticals	4.3%
Biogen Idec, Inc. Biotechnologies/Biopharmaceuticals	4.1%
Perrigo Company Generic Pharmaceuticals	3.4%
Merck & Company, Inc. Pharmaceuticals	2.6%
Mylan, Inc. Generic Pharmaceuticals	2.4%
Medivation, Inc. Pharmaceuticals	2.3%
Puma Biotechnology, Inc. Biotechnologies/Biopharmaceuticals	2.2%

SECTOR DIVERSIFICATION (% of Net Assets)

As of September 30, 2012

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

	CONVERTIBLE SECURITIES AND WARRANTS - 6.2% of Net Assets
SHARES	Convertible Preferred and Warrants (Restricted) (a) (b) - 6.0%	VALUE
	Biotechnologies/Biopharmaceuticals - 1.5%
7,399,474	Celladon Corporation Series A-1	$3,322,364
3,696,765	EBI Life Sciences, Inc. Series A (c)	16,266
3,696,765	Euthymics Biosciences, Inc. Series A (c)	3,750,368
358,852	MacroGenics, Inc. Series D	234,007
3,696,765	Neurovance, Inc. Series A (c)	287,608
		7,610,613
	Healthcare Services - 1.5%
5,384,615	PHT Corporation Series D (c)	6,030,769
1,204,495	PHT Corporation Series E (c)	1,349,034
149,183	PHT Corporation Series F (c)	167,085
		7,546,888
	Medical Devices and Diagnostics - 3.0%
3,424,756	CardioKinetix, Inc. Series C (c)	0
6,155,027	CardioKinetix, Inc. Series D (c)	34,468
12,177,507	CardioKinetix, Inc. Series E (c)	2,311,291
N/A	CardioKinetix, Inc. warrants (expiration 12/11/19) (c) (d)	0
N/A	CardioKinetix, Inc. warrants (expiration 6/03/20) (c) (d)	0
N/A	CardioKinetix, Inc. warrants (expiration 7/07/21) (c) (d)	0
3,109,861	Dynex Technologies, Inc. Series A (c)	559,775
142,210	Dynex Technologies, Inc. warrants (expiration 4/01/19) (c)	0
11,335	Dynex Technologies, Inc. warrants (expiration 5/06/19) (c)	0
4,499,218	IlluminOss Medical, Inc. Series C-1 (c)	1,725,000
3,669,024	Labcyte, Inc. Series C	1,920,000
3,109,861	Magellan Diagnostics, Inc. Series A (c) (i)	2,131,188
142,210	Magellan Diagnostics, Inc. warrants (expiration 4/01/19) (c)	0
11,335	Magellan Diagnostics, Inc. warrants (expiration 5/06/19) (c)	0
13,823,805	Palyon Medical Corporation Series A (c)	1,893,861
N/A	Palyon Medical Corporation warrants (expiration 4/26/19) (c) (d)	0
65,217	TherOx, Inc. Series H	652
149,469	TherOx, Inc. Series I	1,495
4,720,000	Tibion Corporation Series B	1,416,000

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

(continued)

SHARES	Convertible Preferred and Warrants (Restricted) (a) (b) - continued	VALUE
N/A	Tibion Corporation warrants (Restricted, expiration 7/12/17) (d)	$0
3,750,143	Veniti, Inc. Series A (c)	3,267,875
		15,261,605
		30,419,106
PRINCIPAL AMOUNT	Convertible Notes - 0.2% (a)
	Medical Devices and Diagnostics - 0.2%
$737,500	Palyon Medical Corporation Cvt. Promissory Note, 8.00% due 4/26/13 (Restricted) (c)	737,500
353,305	Tibion Corporation Cvt. Promissory Note, 6.00% due 7/12/13 (Restricted)	353,305
	TOTAL CONVERTIBLE NOTES	1,090,805
	TOTAL CONVERTIBLE SECURITIES AND WARRANTS (Cost $36,942,229)	31,509,911
	COMMON STOCKS AND WARRANTS - 87.8%
SHARES	Biotechnologies/Biopharmaceuticals - 47.2%
262,200	ACADIA Pharmaceuticals, Inc. (b)	663,366
93,635	Acorda Therapeutics, Inc. (b)	2,397,992
231,115	Alexion Pharmaceuticals, Inc. (b)	26,439,556
312,351	Alkermes plc (b)	6,481,283
108,700	Allergan, Inc.	9,954,746
234,392	Amarin Corporation plc (b) (f)	2,953,339
6,808	Amgen, Inc.	574,051
5,910,745	Antisoma plc (b) (e)	149,374
222,125	ARIAD Pharmaceuticals, Inc. (b)	5,380,978
105,260	Baxter International, Inc.	6,342,968
138,774	Biogen Idec, Inc. (b)	20,709,244
35,432	BioMimetic Therapeutics, Inc. (b)	145,626
290,210	Celgene Corporation (b)	22,172,044
258,630	Ceres, Inc. (b)	1,469,018
2,723	Ceres, Inc. warrants (Restricted, expiration 9/05/15) (a) (b)	1,198
117,921	Cubist Pharmaceuticals, Inc. (b)	5,622,473
617,585	Curis, Inc. (b)	2,556,802
376,728	Dendreon Corporation (b)	1,819,596
553,371	Gilead Sciences, Inc. (b)	36,705,098

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

(continued)

SHARES	Biotechnologies/ Biopharmaceuticals - continued	VALUE
490,379	Keryx Biopharmaceuticals, Inc. (b)	$1,382,869
435,879	Nektar Therapeutics (b)	4,655,188
871,221	Neurocrine Biosciences, Inc. (b)	6,952,344
404,250	NPS Pharmaceuticals, Inc. (b)	3,739,312
763,600	Puma Biotechnology, Inc. (b)	11,454,000
108,675	Questcor Pharmaceuticals, Inc.	2,010,488
210,044	Regeneron Pharmaceuticals, Inc. (b)	32,065,317
51,568	United Therapeutics Corporation (b)	2,881,620
610,595	Verastem, Inc. (b)	5,733,487
202,239	Vertex Pharmaceuticals, Inc. (b)	11,315,272
362,706	VIVUS, Inc. (b)	6,463,421
		241,192,070
	Drug Delivery - 2.1%
8,819,169	A.P. Pharma, Inc. (b)	5,487,287
4,600,000	A.P. Pharma, Inc. warrants (Restricted, expiration 7/01/16) (a) (b)	1,692,800
1,023,650	IntelliPharmaCeutics International, Inc. (b) (c)	3,070,950
460,200	IntelliPharmaCeutics International, Inc. warrants (Restricted, expiration 2/01/13) (a) (b) (c)	184,080
460,200	IntelliPharmaCeutics International, Inc. warrants (Restricted, expiration 2/01/16) (a) (b) (c)	349,752
		10,784,869
	Drug Discovery Technologies - 2.3%
393,773	Immunogen, Inc. (b)	5,749,086
325,750	Incyte Corporation (b)	5,879,787
70	Zyomyx, Inc. (Restricted) (a) (b)	18
		11,628,891
	Generic Pharmaceuticals - 11.6%
609,310	Akorn, Inc. (b)	8,055,078
207,293	Impax Laboratories, Inc. (b)	5,381,326
501,580	Mylan, Inc. (b)	12,238,552
151,532	Perrigo Company	17,603,473
256,659	Teva Pharmaceutical Industries Ltd. (f)	10,628,249
63,135	Watson Pharmaceuticals, Inc. (b)	5,376,577
		59,283,255
	Healthcare Services - 6.7%
197,241	Aetna, Inc.	7,810,744
222,222	Aveta, Inc. (Restricted) (a) (g)	2,499,997
82,000	Cerner Corporation (b)	6,347,620
96,600	Covance, Inc. (b)	4,510,254
71,591	CVS Caremark Corporation	3,466,436

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

(continued)

SHARES	Healthcare Services - continued	VALUE
56,862	McKesson Corporation	$4,891,838
82,436	UnitedHealth Group, Inc.	4,567,779
		34,094,668
	Medical Devices and Diagnostics - 7.2%
463,627	Accuray, Inc. (b)	3,282,479
351,726	Alere, Inc. (b)	6,855,140
170,368	Bruker Corporation (b)	2,230,117
160,000	Cercacor Laboratories, Inc. (Restricted) (a) (b)	96,430
561,739	Hologic, Inc. (b)	11,369,597
44,595	iCAD, Inc (b)	96,325
7,636	iCAD, Inc. (Locked-up until 12/31/12) (Restricted) (a) (b)	15,669
38,597	IDEXX Laboratories, Inc. (b)	3,834,612
62,208	Illumina, Inc. (b)	2,998,425
830,292	Medwave, Inc. (b) (c)	0
208	Songbird Hearing, Inc. (Restricted) (a) (b)	139
98,184	Thermo Fisher Scientific, Inc.	5,776,165
		36,555,098
	Pharmaceuticals - 10.7%
270,737	Endo Pharmaceuticals Holdings, Inc. (b)	8,587,778
143,718	Ironwood Pharmaceuticals, Inc. (b)	1,836,716
90,845	Jazz Pharmaceuticals plc (b)	5,179,073
205,806	Medivation, Inc. (b)	11,599,226
296,620	Merck & Company, Inc.	13,377,562
56,068	Sanofi, CVR (Expiration 12/31/20) (b) (h)	94,194
96,585	Shire plc (f)	8,567,090
401,482	Warner Chilcott plc	5,420,007
		54,661,646
	TOTAL COMMON STOCKS AND WARRANTS (Cost $336,948,146)	448,200,497
	EXCHANGE TRADED FUND - 1.3%
47,741	iShares Nasdaq Biotechnology Index Fund	6,799,751
	TOTAL EXCHANGE TRADED FUND (Cost $4,187,923)	6,799,751

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

(continued)

PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 2.7%	VALUE
$13,648,000	Repurchase Agreement, State Street Bank and Trust Co., repurchase value $13,648,011, 0.01%, dated 09/28/12, due 10/01/12 (collateralized by U.S. Treasury Note 3.125%, due 11/15/41, market value $13,926,008)	$13,648,000
	TOTAL SHORT-TERM INVESTMENT (Cost $13,648,000)	13,648,000
	TOTAL INVESTMENTS BEFORE MILESTONE INTERESTS - 98.0% (Cost $391,726,298)	500,158,159
INTEREST	MILESTONE INTERESTS (Restricted) (a) (b) - 1.7%
	Biotechnologies/Biopharmaceuticals - 1.0%
1	Targegen Milestone Interest	5,312,778
	Medical Devices and Diagnostics - 0.7%
1	Interlace Medical Milestone Interest	2,447,851
1	Xoft Milestone Interest	966,102
		3,413,953
	TOTAL MILESTONE INTERESTS (Cost $6,116,063)	8,726,731
	TOTAL INVESTMENTS - 99.7% (Cost $397,842,361)	508,884,890
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%	1,508,173
	NET ASSETS - 100%	$510,393,063

(a)  Security fair valued.

(b)  Non-income producing security.

(c)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $27,866,870).

(d)  Number of warrants to be determined at a future date.

(e)  Foreign Security.

(f)  American Depository Receipt

(g)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(h)  Contingent Value Rights

(i)  Income producing security.

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

(continued)

Other Information

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2012 to value the Fund's net assets. For the year ended September 30, 2012, there were no transfers between Levels 1 and 2.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Securities and Warrants
Biotechnologies/Biopharmaceuticals			$7,610,613	$7,610,613
Healthcare Services			7,546,888	7,546,888
Medical Devices and Diagnostics			16,352,410	16,352,410
Common Stocks and Warrants
Biotechnologies/Biopharmaceuticals	$241,190,872		1,198	241,192,070
Drug Delivery	8,558,237		2,226,632	10,784,869
Drug Discovery Technologies	11,628,873		18	11,628,891
Generic Pharmaceuticals	59,283,255		—	59,283,255
Healthcare Services	31,594,671		2,499,997	34,094,668
Medical Devices and Diagnostics	36,442,860		112,238	36,555,098
Pharmaceuticals	54,661,646		—	54,661,646
Exchanged Traded Fund	6,799,751		—	6,799,751
Short-Term Investment	—	$13,648,000	—	13,648,000
Milestone Interests
Biotechnologies/Biopharmaceuticals	—	—	5,312,778	5,312,778
Medical Devices and Diagnostics	—	—	3,413,953	3,413,953
Other Assets	—	—	1,811,743	1,811,743
Total	$450,160,165	$13,648,000	$46,888,468	$510,696,633

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

(continued)

Other Information, continued

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. Realized and unrealized gain (loss) disclosed in the reconciliation are included in Net Realized and Unrealized Gain (Loss) on the Statement of Operations.

Level 3 Assets	Balance as of September 30, 2011	Realized gain/loss and change in unrealized appreciation (depreciation)	Cost of purchases	Proceeds from sales	Net transfers in (out of) Level 3	Balance as of September 30, 2012
Convertible Securities and Warrants
Biotechnologies/ Biopharmaceuticals	$3,065,658	$332,596	$4,547,057	($334,698)	$—	$7,610,613
Drug Discovery Technologies	4,902,442	(1,179,884)	43	(3,722,601)	—
Healthcare Services	5,255,869	2,291,019	—	—	—	7,546,888
Medical Devices and Diagnostics	25,318,191	(2,485,746)	3,919,593	(10,399,628)	—	16,352,410
Common Stocks and Warrants
Biotechnologies/ Biopharmaceuticals	—	1,198	—	—	—	1,198
Drug Delivery	1,477,002	749,299	331	—	—	2,226,632
Drug Discovery Technologies	18	—	—	—	—	18
Healthcare Services	1,999,998	499,999	—	—	—	2,499,997
Medical Devices and Diagnostics	201,816	238,384	—	(327,962)	—	112,238
Milestone Interests
Biotechnologies/ Biopharmaceuticals	6,659,002	324,565	—	(1,670,789)	—	5,312,778
Medical Devices and Diagnostics	4,927,637	1,270,719	892	(2,785,295)	—	3,413,953
Other Assets	1,076,814	—	1,641,694	(906,765)	—	1,811,743
Total	$54,884,447	$2,042,149	$10,109,610	$(20,147,738)	$—	$46,888,468
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2012						$3,048,001

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

(continued)

Other Information, continued

The Fund has implemented the new disclosures required by Accounting Standards Update 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards." The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of level three assets.

	Fair Value at 9/30/12	Valuation Technique	Unobservable Input	Range
Private Companies and Other Restricted Securities	$4,839,926	Public market price based	Estimate of time to liquidity	6 months
			Discount for lack of marketability	5%
	22,142,898	Capital asset pricing model based	Revenue growth rate	25%-115%
			Price to sales multiple	0.14-7.5
	9,133,006	Independent valuation based	Revenue growth rate	9.2%-14.00%
			Weighted average cost of capital	15.5%-27.5%
			Discount rate	20%
			Relief of royalty rate	5%-6%
	10,772,638	Probability adjusted value based	Probability of events	20%-50%
			Timing of events	0.5-5 years
$46,888,468

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2012

ASSETS:
Investments in unaffiliated issuers, at value (cost $362,777,739)	$472,291,289
Investments in affiliated issuers, at value (cost $28,948,559)	27,866,870
Milestone interests, at value (cost $6,116,063)	8,726,731
Cash	370
Dividends and interest receivable	234,411
Receivable for investments sold	28,884
Prepaid expenses	79,637
Other assets (see Note 1)	1,811,743
Total assets	511,039,935
LIABILITIES:
Accrued advisory fee	424,742
Accrued shareholder reporting fees	33,736
Accrued trustee fees	18,011
Accrued other	170,383
Total liabilities	646,872
NET ASSETS	$510,393,063
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 26,585,748 shares issued and outstanding	$392,603,513
Accumulated net realized gain on investments, milestone interests and options	6,747,021
Net unrealized gain on investments and milestone interests	111,042,529
Total net assets (equivalent to $19.20 per share based on 26,585,748 shares outstanding)	$510,393,063

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2012

INVESTMENT INCOME:
Dividend income (net of foreign tax of $76,064)	$4,209,965
Dividend income from affiliates	797,746
Interest income	8,341
Interest income from affiliates	25,701
Total investment income	5,041,753
EXPENSES:
Advisory fees	4,807,619
Legal fees	476,633
Administration and auditing fees	251,484
Trustees' fees and expenses	193,294
Shareholder reporting	152,857
Custodian fees	114,014
Transfer agent fees	58,078
Other (see Note 2)	252,304
Total expenses	6,306,283
Net investment loss	(1,264,530)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	37,806,238
Investments in affiliated issuers	1,512,435
Closed or expired option contracts written	98,387
Net realized gain	39,417,060
Change in unrealized appreciation (depreciation)
Investments in unaffiliated issuers	119,221,302
Investments in affiliated issuers	(1,086,947)
Milestone interests	1,595,284
Option contracts written	(38,258)
Change in unrealized appreciation (depreciation)	119,691,381
Net realized and unrealized gain (loss)	159,108,441
Net increase in net assets resulting from operations	$157,843,911

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended September 30, 2012	Year ended September 30, 2011
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($1,264,530)	($4,038,147)
Net realized gain	39,417,060	34,994,641
Change in net unrealized appreciation	119,691,381	1,401,496
Net increase in net assets resulting from operations	157,843,911	32,357,990
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	(34,318,128)	(32,335,067)
Total distributions	(34,318,128)	(32,335,067)
CAPITAL SHARE TRANSACTIONS:
Fund shares repurchased (721,675 and 137,620 shares, respectively) (See Note 1)	(9,947,204)	(1,866,895)
Reinvestment of distributions (1,107,176 and 1,104,265 shares, respectively)	17,886,257	15,591,071
Total capital share transactions	7,939,053	13,724,176
Net increase in net assets	131,464,836	13,747,099
NET ASSETS:
Beginning of year	378,928,227	365,181,128
End of year	$510,393,063	$378,928,227

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF CASH FLOWS

YEAR ENDED SEPTEMBER 30, 2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($372,836,947)
Purchases to close option contracts written	(77,930)
Net maturities of short-term investments	(1,395,486)
Sales of portfolio securities	402,656,883
Proceeds from option contracts written	147,505
Interest income received	2,114
Dividend income received	4,914,429
Other operating receipts (expenses paid)	(7,031,317)
Net cash provided from operating activities	26,379,251
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(16,431,871)
Fund shares repurchased	(9,947,204)
Net cash used for financing activities	(26,379,075)
NET INCREASE IN CASH	176
CASH AT BEGINNING OF YEAR	194
CASH AT END OF YEAR	$370
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$157,843,911
Purchases of portfolio securities	(372,836,947)
Purchases to close option contracts written	(77,930)
Net maturities of short-term investments	(1,395,486)
Sales of portfolio securities	402,656,883
Proceeds from option contracts written	147,505
Accretion of discount	(1,514)
Net realized gain on investments and options	(39,417,060)
Decrease in net unrealized appreciation (depreciation) on investments and options	(119,691,381)
Increase in dividends and interest receivable	(123,696)
Increase in accrued expenses	25,802
Increase in prepaid expenses and other assets	(750,836)
Net cash provided from operating activities	$26,379,251

Noncash financing activities not included herein consist of reinvested distributions to shareholders of $17,886,257.

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

FINANCIAL HIGHLIGHTS

	For the years ended September 30,
	2012		2011		2010		2009	2008
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
Net asset value per share, Beginning of year	$14.46		$14.47		$14.05		$16.58	$19.14
Net investment loss (1)	(0.05	)(2)	(0.16	)(3)	(0.07	)(4)	(0.17)	(0.18)
Net realized and unrealized gain (loss)	6.07		1.40		0.81		(1.51)	(0.95)
Total increase (decrease) from investment operations	6.02		1.24		0.74		(1.68)	(1.13)
Distributions to shareholders from:
Net realized capital gains	(1.32)		(1.26)		(0.37)		(0.12)	(1.43)
Return of capital (tax basis)	—		—		—		(0.73)	—
Total distributions	(1.32)		(1.26)		(0.37)		(0.85)	(1.43)
Increase resulting from shares repurchased (1)	0.04		0.01		0.05		—	—
Net asset value per share, end of year	$19.20		$14.46		$14.47		$14.05	$16.58
Per share market value, end of year	$18.36		$13.15		$12.08		$11.32	$13.70
Total investment return at market value	51.43%		18.90%		10.04%		(10.33%)	(12.96%)
RATIOS
Expenses to average net assets	1.42%		1.47%		1.44%		1.52%	1.51%
Net investment loss to average net assets	(0.28	%)(2)	(1.00	%)(3)	(0.45	%)(4)	(1.30%)	(0.99%)
SUPPLEMENTAL DATA
Net assets, end of year (in millions)	$510		$379		$365		$356	$403
Portfolio turnover rate	86.28%		93.75%		48.68%		66.34%	65.38%

(1) Computed using average shares outstanding.

(2) Includes special dividends from four issuers in the aggregate amount of $0.13 per share. Excluding the special dividends, the ratio of net investment loss to average net assets would have been (1.05%).

(3) Includes a special dividend from an issuer in the amount of $0.02 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.11%).

(4) Includes a special dividend from an issuer in the amount of $0.05 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (0.83%).

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2012

(1)  Organization and Significant Accounting Policies

H&Q Healthcare Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in companies in the healthcare industry. This is a broad mandate and the Fund invests primarily in securities of public and private companies that are believed by the Fund's Investment Adviser, Tekla Capital Management LLC (formerly Hambrecht & Quist Capital Management LLC) (the Adviser) to have significant potential for above-average growth. Effective June 25th 2012, Hambrecht & Quist Capital Management LLC changed its name to Tekla Capital Management LLC.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Events or transactions occurring after September 30, 2012, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the "Trustees") have established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or whose quoted price may otherwise not reflect fair value, are valued in good faith by the Adviser using a fair value process pursuant to policies and procedures approved by the Trustees described below. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are typically valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests, other restricted securities, as well as shares of publicly traded companies for which market quotations are not available or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees. The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2012

(continued)

may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments to lock in the purchase price of a security or currency which it expects to purchase in the near future as a temporary substitute for purchasing selected investments, or to enhance potential gain.

The Fund's obligation under an exchange traded written option or investment in an exchange-traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2012

(continued)

Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option. The Fund may use option contracts to gain or hedge exposure to financial market risk.

Transactions in call options written for the year ended September 30, 2012 were as follows:

	Contracts	Premiums
Options outstanding, September 30, 2011	306	$67,940
Options written	1,661	147,505
Options terminated in closing purchase transactions	(590)	(127,295)
Options exercised	(558)	(39,127)
Options expired	(819)	(49,023)
Options outstanding, September 30, 2012	—	$—

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location	Statement of Operations Location
The Fund held no open written option contracts at September 30, 2012.		Net realized gain on investments in unaffiliated issuers	$0
		Net realized gain on closed or expired option contracts written	$98,387
		Change in unrealized appreciation (depreciation) on investments in unaffiliated issuers	$0
		Change in unrealized appreciation (depreciation) on option contracts written	($38,258)

Milestone Interests

The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk with the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of three private companies. Any payments received are treated as a reduction of the cost basis of the milestone interest with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the TargeGen Milestone Interest provide for payments at various stages of the development of TargeGen's principal product candidate as of the date of the sale. The contractual obligations with respect to the Interlace Medical Milestone Interest provide for two annual payments following the sale, each to be calculated as a multiple of the incremental revenue growth of the company over the prior year. The contractual obligations with respect to the Xoft Milestone Interest provide for a payment based upon the cumulative net revenue of certain of the company's products over a three-year period following the sale.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2012

(continued)

The following is a summary of the impact of the milestone interests on the financial statements as of and for the year ended September 30, 2012:

Statement of Assets and Liabilities, Milestone interests, at value	$8,726,731
Statement of Assets and Liabilities, Net unrealized gain on investments and milestone interests	$2,610,668
Statement of Operations, Change in unrealized appreciation (depreciation) on milestone interests	$1,595,284

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in five private companies.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended September 30, 2012 totaled $369,690,425 and $393,910,728 respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund has implemented a fixed distribution policy (the Policy) that permits the Fund to make quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. Previously, for the period April 5, 2010 to November 1, 2010, the Fund had made quarterly distributions at a rate of 1.25% of the Fund's net assets. The Trustees suspended the Policy on August 4, 2009 and reinstated the Policy on April 5, 2010. Prior to August 4, 2009, the Fund made quarterly distributions at a rate of 2% of the Fund's net assets. The Policy has been established by the Board of Trustees and may

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2012

(continued)

be changed by them without shareholder approval. The Trustees regularly review the Policy and the distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

The Fund's policy is to declare distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund unless otherwise instructed by the shareholder. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts of the Fund's transfer agent who will have whole and fractional shares added to their accounts. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions.

Share Repurchase Program

In March 2012, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one year period beginning July 11, 2012. Prior to this renewal, in June 2011, the Trustees authorized a share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2011. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the year ended September 30, 2012, the Fund repurchased 721,675 shares at a total cost of $9,947,204. The weighted average discount per share between the cost of repurchase and the net asset value applicable to such shares at the date of repurchase was 8.88%.

During the year ended September 30, 2011, the Fund repurchased 137,620 shares at a total cost of $1,866,895. The weighted average discount per share between the cost of repurchase and the net asset value applicable to such shares at the date of repurchase was 9.73%.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of September 30, 2012, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2012

(continued)

for distribution under income tax regulations. At September 30, 2012, the Fund reclassified $1,209,311 to accumulated net realized gain on investment and $1,264,530 to undistributed net investment loss from paid-in capital for current period book/tax differences.

The tax basis components of distributable earnings and the tax cost as of September 30, 2012 were as follows:

Cost of investments for tax purposes	$400,308,942
Gross tax unrealized appreciation	$142,702,435
Gross tax unrealized depreciation	($34,126,487)
Net tax unrealized appreciation on investments	$108,575,948
Undistributed long-term capital gains	$3,301,512
Undistributed ordinary income	$5,912,091

The Fund has designated the distributions for its taxable years ended September 30, 2012 and 2011 as follows:

Distributions paid from:	2012	2011
Ordinary income (includes short-term capital gains)	$26,809,972	$5,254,428
Long-term capital gain	$7,508,156	$27,080,639

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at September 30, 2012.

Indemnifications

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36%.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the year ended September 30, 2012 these payments amounted to $98,603 and are included in the Other category in the Statement of Operations, together with insurance

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2012

(continued)

and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees of the Fund.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions with such companies during the year ended September 30, 2012 were as follows:

Issuer	Value on September 30, 2011	Purchases	Sales	Income	Value on September 30, 2012
Agilix Corporation	$3,952		$3,966		—
A.P. Pharma, Inc.*	2,944,000		248,628		—
CardioKinetix, Inc.	2,785,241		—		$2,345,759
Concentric Medical, Inc.	10,153,138		10,113,759		—
Dynex Technologies, Inc.	—	$287,844	—		559,775
EBI Life Sciences, Inc.	—	63,886	44,320		16,266
Euthymics Biosciences, Inc.	2,831,651	851,169	284,099		3,750,368
IlluminOss Medical, Inc.	—	1,725,000	—		1,725,000
IntelliPharmaCeutics International, Inc.	4,008,342	284,636	—		3,604,782
Magellan Diagnostics, Inc.	—	—	—	$797,746	2,131,188
Medwave, Inc.*	2,491	—	—	—	—
Neurovance, Inc.	—	297,837	6,250	—	287,608
Palyon Medical Corporation	2,211,809	744,070	—	25,701	2,631,361
PHT Corporation	5,255,869	—	—	—	7,546,888
Veniti, Inc.	3,244,999	—	—	—	3,267,875
	$33,441,492	$4,254,442	$10,701,022	$823,447	$27,866,870

* As of September 30, 2012, security is no longer an affiliate of the Fund.

(4)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 9% of the Fund's net assets at September 30, 2012.

At September 30, 2012, the Fund had commitments of $3,144,810 relating to additional investments in four private companies.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at September 30, 2012. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
A.P. Pharma, Inc. Warrants
(expiration 7/01/16)	6/30/11	$1,236	$0.37	$1,692,800
Aveta, Inc. Common	12/21/05	3,004,731	11.25	2,499,997
CardioKinetix, Inc.
Series C Cvt. Pfd.	5/22/08	2,378,400	0.00	0
Series D Cvt. Pfd.	12/10/10	784,228	0.01	34,468

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2012

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
Series E Cvt. Pfd.	9/14/11	$1,156,249	$0.19		$2,311,291
Warrants (expiration 12/11/19)	12/10/09, 2/11/10	177	0.00		0
Warrants (expiration 6/03/20)	6/03/10, 9/01/10	177	0.00		0
Warrants (expiration 7/07/21)	7/07/11	69	0.00		0
Celladon Corporation
Series A-1 Cvt. Pfd.	1/27/12	3,334,159	0.45		3,322,364
Cercacor Laboratories, Inc. Common	3/31/98	0	0.60		96,430
Ceres, Inc.
Warrants (expiration 9/05/15)	9/05/07	28	0.44		1,198
Dynex Technologies, Inc.
Series A Cvt. Pfd.	1/03/2012††	287,751	0.18		559,775
Warrants (expiration 4/01/19)	1/03/2012††	86	0.00		0
Warrants (expiration 5/06/19)	1/03/2012††	7	0.00		0
EBI Life Sciences, Inc.
Series A Cvt. Pfd.	12/29/11††	19,566	0.00	†	16,266
Euthymics Biosciences, Inc.
Series A Cvt. Pfd.	7/14/10 - 5/21/12	3,408,064	1.01		3,750,368
iCAD, Inc. Common
(Locked-up until 12/31/12)	1/05/11††	0	2.05		15,669
IlluminOss Medical, Inc.
Series C-1 Cvt. Pfd.	9/26/12	1,725,000	0.38		1,725,000
IntelliPharmaCeutics International, Inc.
Warrants (expiration 2/01/13)	1/31/11	165	0.40		184,080
Warrants (expiration 2/01/16)	1/31/11	165	0.76		349,752
Interlace Medical Milestone Interest	1/14/11	1,080,376	2,447,851		2,447,851
Labcyte, Inc.
Series C Cvt. Pfd.	7/18/05	1,924,893	0.52		1,920,000
MacroGenics, Inc.
Series D Cvt. Pfd.	9/04/08	1,318,295	0.65		234,007
Magellan Diagnostics, Inc.
Series A Cvt. Pfd.	11/28/06 - 10/01/09	1,762,968	0.69		2,131,188
Warrants (expiration 4/01/19)	4/03/09	515	0.00		0
Warrants (expiration 5/06/19)	5/12/09	41	0.00		0
Neurovance, Inc.
Series A Cvt. Pfd.	12/29/11††	291,587	0.08		287,608
Palyon Medical Corporation
Series A Cvt. Pfd.	4/28/09	2,973,641	0.14		1,893,861
Warrants (expiration 4/26/19)	4/25/12	0	0.00		0
Cvt. Promissory Note	4/25/12	737,833	100.00		737,500
PHT Corporation
Series D Cvt. Pfd.	7/23/01	4,206,264	1.12		6,030,769
Series E Cvt. Pfd.	9/12/03 - 10/19/04	941,783	1.12		1,349,034
Series F Cvt. Pfd.	7/21/08	122,594	1.12		167,085
Songbird Hearing, Inc. Common	12/14/00	3,004,861	0.67		139
Targegen Milestone Interest	7/20/10	4,192,557	5,312,778		5,312,778
TherOx, Inc.
Series H Cvt. Pfd.	9/11/00, 8/21/07	3,002,748	0.01		652
Series I Cvt. Pfd.	7/08/05	579,958	0.01		1,495
Tibion Corporation
Series B Cvt. Pfd.	2/23/11	2,370,681	0.30		1,416,000
Warrants (expiration 7/12/17)	07/12/12	0	0.00		0
Cvt. Promissory Note	07/12/12	353,601	100.00		353,305

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2012

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
Veniti, Inc.
Series A Cvt. Pfd.	2/28/11	$3,260,896	$0.87	$3,267,875
Xoft Milestone Interest	1/05/11	843,130	966,102	966,102
Zyomyx, Inc. Common	2/19/99 - 1/12/04	3,902,233	0.25	18
		$52,971,713		$45,076,725

(#) See Schedule of Investments and corresponding footnotes for more information on each issuer.

† Carrying value per unit is greater than $0.00 but less than $0.01.

†† Interest received as part of a corporate action for a previously owned security.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of H&Q Healthcare Investors:

We have audited the accompanying statement of assets and liabilities of H&Q Healthcare Investors (the "Fund"), including the schedule of investments, as of September 30, 2012, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of H&Q Healthcare Investors as of September 30, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 26, 2012

H&Q HEALTHCARE INVESTORS

TRUSTEES

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorship Held	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Michael W. Bonney 8/1958	Trustee (since 2011)	President Chief Executive Officer and member of the Board of Directors of Cubist Pharmaceuticals, Inc.; Director, NPS Pharmaceuticals, Inc. (since 2005); Chairman of the Board of Trustees, Bates College (since 2010); Board member of the Pharmaceutical Research and Manufacturers of America (PhRMA) (since 2009).	2
Rakesh K. Jain, Ph.D. 12/1950	Trustee (since 2007)	Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology) at Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/biotech companies (various times since 2002); Ad hoc Consultant, Gershon Lehman Group (since 2004); Advisory Committee Member, Department of Biotechnology, Government of India (since 2004). Director, Co-Founder, XTuit Pharmaceuticals, Inc. (since 2011).	2
Oleg M. Pohotsky 3/1947	Trustee (since 2000) Chairman (since 2012)	Consultant and Managing Partner, Right Bank Partners (since 2002); Adviser, Board of Advisers, Kaufman & Co. LLC (since 2008); Organizer/Incorporator, EmprendMex (since 2009); Director, Avangard Investment Holdings (since 2011).	2
William S. Reardon, CPA 6/1946	Trustee (since 2010)	Director, Idera Pharmaceuticals, Inc (since 2002); Director, Synta Pharmaceuticals, Inc. (since 2004).	2

H&Q HEALTHCARE INVESTORS

TRUSTEES

(continued)

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorship Held	Number of Portfolios in Fund Complex Overseen by Trustee
Uwe E. Reinhardt, Ph.D. 9/1937	Trustee (since 1988)	Professor of Economics, Princeton University (since 1968); Director, Boston Scientific Corporation (since 2002); Director, Amerigroup, Inc. (since 2002).	2
Lucinda H. Stebbins, CPA 11/1945	Trustee (Since 2006)	Independent Consultant, Deutsche Bank (since 2004); Director, Deutsche Asset Management (2002-2004); Director, Bald Peak Land Company, Inc. (since 2008); Trustee, Massachusetts Hospital School (1997-2008).	2
Interested Trustee:
Daniel R. Omstead, Ph.D.[3] 7/1953	President (Since 2001); Trustee (Since 2003)	President of the Fund and H&Q Life Sciences Investors (HQL) (Since 2001); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (Since 2002); Director, Magellan Diagnostics, Inc. (Since 2006); Director, Palyon Medical Corporation (since 2009); Director, Tibion Corporation (since 2011); Director, Dynex Technologies, Inc. (since 2012); Director, IlluminOss, Inc. (since 2012).	2

1  The Address for each Trustee is: H&Q Healthcare Investors, 2 Liberty Square, 9th Floor, Boston, Massachusetts, 02109, 617-772-8500.

2  Each Trustee currently is serving a three year term.

3  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

H&Q HEALTHCARE INVESTORS

OFFICERS

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Daniel R. Omstead, Ph.D. 7/1953	President (Since 2001); Trustee (Since 2003)

President of the Fund and HQL (Since 2001); Trustee of the Fund and HQL Since 2003); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (Since 2002); Director, Magellan Diagnostics, Inc. (Since 2006); Director, Palyon Medical Corporation (since 2009); Director, Tibion Corporation (since 2011); Director, Dynex Technologies, Inc. (since 2012); Director, IlluminOss, Inc. (since 2012).

Laura Woodward, CPA 11/1968	Chief Compliance Officer, Secretary and Treasurer (since 2009)

Chief Compliance Officer, Secretary and Treasurer, the Fund and HQL (Since 2009); Chief Compliance Officer and Vice President of Fund Administration, Tekla Capital Management LLC (Since 2009); Senior Manager, PricewaterhouseCoopers LLP (1990-2009).

1  The Address for each officer is: H&Q Healthcare Investors, 2 Liberty Square, 9th Floor, Boston, Massachusetts, 02109, 617-772-8500.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

The Fund's Statement of Additional Information includes additional information about the fund Directors and is available without charge, upon request by calling (617) 772-8500 or writing to Tekla Capital Management LLC at 2 Liberty Square, 9th Floor, Boston, MA 02109.

H&Q HEALTHCARE INVESTORS

CERTIFICATIONS

The Fund's President has certified to the New York Stock Exchange (NYSE) that as of July 10, 2012, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. In addition, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and applicable Securities and Exchange Commission (SEC) rules, the Fund's President and Treasurer made quarterly certifications during the fiscal year that were filed with the SEC as exhibits to Form N-CSR and Form N-Q filings and related to the Fund's disclosure in such reports, disclosure controls and procedures and internal control over financial reporting, as required.

ANNUAL MEETING REPORT

An Annual Meeting of Shareholders was held on June 11, 2012. Shareholders voted to elect Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified. The following votes were cast with respect to each of the nominees:

	For	Withheld
Michael W. Bonney	22,863,565	788,499
Lawrence S. Lewin*	22,889,821	762,243
Daniel R. Omstead	22,918,064	734,000
Uwe E. Reinhardt	22,832,656	819,408

*  Deceased, April 29, 2012

Lawrence S. Lewin, Daniel R. Omstead and Uwe E. Reinhardt were elected to serve until the 2015 Annual Meeting.

Micheal W. Bonney was elected to serve until the 2013 Annual Meeting.

Trustees serving until the 2013 Annual Meeting are Oleg M. Pohotsky and William S. Reardon, CPA.

Trustees serving until the 2014 Annual Meeting are Rakesh K. Jain, Ph.D. and Lucinda H. Stebbins, CPA.

Shareholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2012 by the following votes:

For	Against	Abstain
23,376,015	134,064	141,985

H&Q HEALTHCARE INVESTORS

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 2 Liberty Square, 9th Floor, Boston, MA 02109; (iii) on the Fund's website at www.Teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.Teklacap.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (unaudited)

Certain information for the Fund is required to be provided to shareholders based on the Fund's income and distributions for the taxable year ended December 31, 2012. In February 2013, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends and capital gains and return of capital distributed during the calendar year 2012. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

For corporate shareholders, 9.47% of ordinary income dividends paid by the Fund qualified for the dividends received deduction during the year ended September 30, 2012.

Under Section 854(b)(2) of the Code, the Fund designated $5,083,767 as qualified dividends for the year ended September 30, 2012.

DISTRIBUTION POLICY

The Fund has a fixed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM

In March 2012, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2012.

PORTFOLIO MANAGEMENT

Daniel R. Omstead, Ph.D., Christopher F. Brinzey, M.B.A., Frank Gentile, Ph.D. and Jason C. Akus, M.D./M.B.A. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

H&Q HEALTHCARE INVESTORS

New York Stock Exchange Symbol: HQH
NAV Symbol: XHQHX

2 Liberty Square, 9th Floor
Boston, Massachusetts 02109
(617) 772-8500
www.Teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Michael W. Bonney

Rakesh K. Jain, Ph.D.

Daniel R. Omstead, Ph.D

Oleg M. Pohotsky

William S. Reardon, CPA

Uwe E. Reinhardt, Ph.D.

Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from

our website (www.Teklacap.com) or by calling

1-800-451-2597

Item 2.  CODE OF ETHICS.

(a)                                 As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)                                 No disclosures are required by this Item.

(c)                                  During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.

(d)                                 During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.

(e)                                  Not applicable.

(f)                                   A copy of the Registrant’s code is filed as Exhibit 1 to this Form N-CSR.  Copies of the Code will also be made available, free of charge, upon request, by writing or calling Tekla Capital Management LLC at 2 Liberty Square, 9th Floor, Boston, MA  02109, 1-800-451-2597.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert is Oleg M. Pohotsky.  He is “independent” for the purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                 Audit Fees.  The aggregate fees in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $107,020 for the fiscal year ended September 30, 2012 and $92,000 for the fiscal year ended September 30, 2011.

(b)                                 Audit Related Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)                                  Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,650 for the fiscal year ended September 30, 2012 and $4,500 for the fiscal year ended September 30, 2011.  The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)                                 All Other Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)                                  (1)  Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor.  In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.  The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2)   None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All services described in paragraphs (b) through (d) of the NCSR were approved in advance by the Audit Committee of each Fund.

(f)                                   Not applicable.

(g)                                  None.

(h)                                 Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  The members of the Audit Committee are Oleg M. Pohotsky, Uwe E. Reinhardt, Lucinda H. Stebbins and William S. Reardon.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Tekla Capital Management LLC (“TCM”) for voting proxies with respect to portfolio securities held by H&Q Healthcare Investors and H&Q Life Sciences Investors (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with TCM’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). TCM considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

TCM shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to TCM’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of TCM, TCM’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy.  The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

TCM’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

•                  the name of the issuer;

•                  the exchange ticker symbol, if available;

•                  the CUSIP number, if available;

•                  the shareholder meeting date;

•                  a brief identification of the matter voted on;

•                  whether the matter was proposed by the issuer or a security holder;

•                  whether TCM cast its vote on the matter;

•                  how TCM cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

•                  whether TCM cast its vote for or against management;

TCM’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

TCM’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and TCM’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, TCM generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. TCM may review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. TCM may review and consider corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. TCM may consider: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of TCM to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. TCM may consider: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. TCM may consider: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. TCM may consider: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. TCM may consider: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. TCM may consider: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards.  TCM may consider: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. TCM may consider: (i) TCM’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. TCM may consider: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. TCM may consider: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. TCM may consider: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: TCM may consider: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. TCM may consider: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. TCM may consider: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. TCM may consider: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Compensation. TCM may consider: (i) Whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval. TCM will generally support annual advisory votes on executive compensation.

Limitations

TCM may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. TCM may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, TCM may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest.  Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds’ counsel.  Where conflicts of interest arise between clients and TCM, TCM may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that TCM has a conflict of interest in any instance, TCM’s CCO shall disclose the conflict to the Board and seek voting instructions.

TCM may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that TCM may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

•                  TCM shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

•                  TCM shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

•                  TCM shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

•                  TCM shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

•                  TCM shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

TCM shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. TCM shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by TCM. All such records shall be maintained for a period of five years in an easily accessible place, the first two years in the offices of TCM.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)      As of November 30, 2012, Daniel R. Omstead, Ph.D., Christopher F. Brinzey, M.B.A., Frank T. Gentile, Ph.D., and Jason C. Akus, M.D./M.B.A. are members of a team that analyzes investments on behalf of the Registrant.  Dr. Omstead exercises ultimate decision making authority with respect to investments.  Dr. Omstead also performs other duties including management of the investment adviser and makes investments on behalf of H&Q Life Sciences Investors (“HQL”).  The date each team member joined the portfolio management team and each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D., is President and Chief Executive Officer of the investment adviser and has been employed by the investment adviser of the Registrant since 2000. He is also President of the Registrant and HQL.

Christopher F. Brinzey is Senior Vice President, Research of the investment adviser. Mr. Brinzey joined the investment adviser of the Registrant in 2001 and is responsible for investment research and venture investment due diligence in the following areas: specialty pharmaceuticals and life sciences information technology and services.

Frank T. Gentile, Ph.D., is Senior Vice President, Research of the investment adviser. Dr. Gentile joined the investment adviser of the Registrant in 2002. His emphasis is on the analysis of private and public companies in the fields of Functional Genomics and Proteomics, as well as Cell and Gene Therapy.

Jason C. Akus, M.D./M.B.A., is Senior Vice President, Research of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. Dr. Akus joined the investment adviser of the Registrant in 2001.

(a)(2)      The following table lists the number and types of other accounts and assets under management in those accounts advised by the Registrant’s portfolio management team as of the end of the Registrant’s fiscal year.

	REGISTERED
	INVESTMENT
PORTFOLIO	COMPANY	ASSETS	POOLED	ASSETS	OTHER	ASSETS
MANAGER	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED
Daniel R. Omstead	1	$227 million	0	0	0	0
Christopher F. Brinzey	1	$227 million	0	0	0	0
Frank T. Gentile	1	$227 million	0	0	0	0
Jason C. Akus	1	$227 million	0	0	0	0

None of the funds or other accounts is subject to a performance-based advisory fee.

Each member of the portfolio management team may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account may differ. The portfolio management team may discover an investment opportunity that may be suitable for more than one account. However, the investment opportunity may be limited so that all accounts may not be able to fully participate or an investment opportunity or investment allocation may be allocated to just one account or may be allocated between accounts at different levels based on an investment decision made by the investment team.  The investment team may subsequently make investment decisions that result in investment levels that make the accounts more differentiated or, conversely, more closely or completely aligned.  Such investment decisions may occur within a day or two.  In addition, the investment adviser may receive different compensation from each account. In that case, the portfolio management team may have an incentive to direct investments to an account that could result in higher fees for the investment adviser. The registrant has adopted procedures designed to allocate investments fairly across multiple accounts.

Additionally, a portfolio manager may be perceived to have a conflict of interest if he has other executive management responsibilities.  In addition to managing the Registrant and HQL, Dr. Omstead is the President of the investment adviser of the Registrant.  Dr. Omstead periodically discusses the amount of time he allocates to each of his responsibilities with the Registrant’s Board of Trustees.

The portfolio management team’s management of personal accounts may also present certain conflicts of interest.  The Registrant has adopted a code of ethics designed to address these potential conflicts.

(a)(3)      As of September 30, 2012, portfolio manager compensation is comprised of a base salary and discretionary compensation as described below.

Base Salary Compensation.  The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed annually.

Discretionary Compensation.  Discretionary Compensation is in the form of a cash bonus, paid annually, which may be up to 60% of the team member’s base salary. Several factors affect discretionary compensation, which can vary by team member and circumstances. The discretionary compensation component is determined based on factors including investment performance of accounts managed by the team predominantly relative to the NASDAQ Biotechnology Index, the S&P 500 Index and certain private venture capital based performance indices during the Fund’s fiscal year, performance of specific investments proposed by the individual, financial performance of the investment adviser and a qualitative assessment of the individual overall contribution to the investment team and to the investment adviser. Discretionary compensation is evaluated annually after the completion of the Registrant’s fiscal year.

(a)(4)      As of September 30, 2012, the dollar range of Registrant’s shares beneficially owned by the portfolio managers are as follows as of the end of the Registrant’s fiscal year:

PORTFOLIO MANAGER	DOLLAR RANGE OF SHARES BENEFICIALLY OWNED

Daniel R. Omstead	$100,001-$500,000
Christopher F. Brinzey	none
Frank T. Gentile	none
Jason C. Akus	none

(b) N/A.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2011-Oct. 31, 2011)	184,661	13.46	184,661	2,803,463
Month #2 (Nov. 1, 2011 – Nov. 30, 2011)	246,956	13.70	246,956	2,556,507
Month #3 (Dec. 1, 2011 – Dec. 31, 2011)	246,418	13.83	246,418	2,310,089
Month #4 (Jan. 1, 2012 – Jan. 31, 2012)	43,640	15.04	43,640	2,266,449
Month #5 (Feb. 1, 2012 – Feb. 28, 2012)				2,266,449
Month #6 (Mar. 1, 2012 – Mar. 31, 2012)				2,266,449
Month #7 (Apri. 1, 2012 – Apri. 30, 2012)				2,266,449
Month #8 (May 1, 2012 – May 31, 2012)				2,266,449
Month #9 (June 1, 2012 – June 30, 2012)				2,266,449
Month #10 (Jul. 1, 2012 – Jul. 31, 2012)				3,155,488
Month #11 (Aug. 1, 2012 – Aug. 31, 2012)				3,155,488
Month #12 (Sep. 1, 2012 – Sep. 30, 2012)				3,155,488
Total	721,675	14.01	721,675

(1)   On June 30, 2011, the share repurchase program was announced, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2011.  On March 23, 2012, the share repurchase program was renewed, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2012.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes, to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR229.407)(as required by Item 22(b)(15) of Schedule 14A (17 CFR240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)             In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)             There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto (Exhibit 1).

(a)(2)  Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2 and 3).

(b)                      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	H&Q HEALTHCARE INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	12/3/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	12/3/12

* Print the name and title of each signing officer under his or her signature.